UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 25, 2006


                     American Home Mortgage Investment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)           File Number)        Identification No.)


538 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:           (516) 396-7700
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         (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

      (b) On April 25, 2006, Kenneth P. Slosser notified the Board of Directors (the "Board") of American Home Mortgage Investment Corp. (the "Company") that he did not intend to stand for re-election to the Board at the Company's 2006 Annual Meeting of Stockholders (the "Annual Meeting"). Mr. Slosser has served as a director of the Company since March, 2000. Mr. Slosser's decision not to stand for re-election to the Board did not involve any disagreement with the Company. Mr. Slosser will continue to serve on the Board through the Annual Meeting, at which time his term will expire.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 1, 2006                     AMERICAN HOME MORTGAGE
                                       INVESTMENT CORP.


                                       By:       /s/ Michael Strauss
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                                          Name:  Michael Strauss
                                          Title: Chief Executive Officer and
                                                 President